SUNAMERICA SERIES TRUST
Supplement to the Prospectus Dated May 1, 2010
Effective September 22, 2010, in the Portfolio Summary and in the section titled “MANAGEMENT,” under the heading “Information about the Subadvisers,” the portfolio management disclosure for PineBridge Investments, LLP with respect to the High-Yield Bond Portfolio is amended to delete all references to Bryan Petermann. John Yovanovic, CFA, and Tim Lindvall, CFA, will continue to serve as portfolio managers for the High-Yield Bond Portfolio.
Dated: September 23, 2010
Versions: Class 1,Versions A and B; Version Class 1 & 3 Version C1; Combined Version 1; and Combined Master

SUNAMERICA SERIES TRUST
Supplement to the Statement of Additional Information dated May 1, 2010
Effective, September 22, 2010, under the heading PORTFOLIO MANAGERS, under the section Other Accounts, in regard to PineBridge Investments, LLC, the disclosure with respect to Bryan Petermann is deleted in its entirety.
Dated: September 23, 2010